UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2025

CYCURION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1640 Boro Place, Fourth Floor
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 740-0710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	CYCUW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 26, 2025, Cycurion, Inc. (“Cycurion” or the “Company”) entered into the First Amendment to Stock-for-Stock Exchange Agreement (the “Amendment”) with iQSTEL, Inc. (“iQSTEL”). The Amendment modifies the Stock-for-Stock Exchange Agreement dated September 2, 2025 (the “Original Agreement”), which provided for a mutual exchange of $1,000,000 worth of common stock between the Company and iQSTEL, calculated based on the valuation methodology set forth in the Original Agreement.

The Amendment introduces two key changes to the Original Agreement:

1.	Dividend Payment Flexibility: The Amendment revises Section 4.4 of the Original Agreement to allow each party, at its sole discretion, to satisfy the $500,000 dividend obligation to its shareholders by distributing either (i) up to 50% of the shares received from the other party (i.e., up to 75,529 shares of iQSTEL common stock for Cycurion, based on 151,058 shares issued to Cycurion, and up to 1,933,488 shares of Cycurion common stock for iQSTEL, based on 3,866,976 shares issued to iQSTEL), or (ii) an equivalent value of its own authorized common stock, calculated using the valuation methodology set forth in Section 1.3 of the Original Agreement. If a party elects to distribute its own shares, it retains the full number of shares received from the other party. Each party is required to ensure that any shares distributed as a dividend comply with applicable federal and state securities laws and Nasdaq listing rules.

2.	Extended Timeline and Firm Dividend Deadline: The Amendment extends the timeline for the issuance and delivery of shares (the “Closing”) from 30 business days to 60 business days following the Effective Date of the Original Agreement (September 2, 2025), amending Sections 1.4 and 7.1(b). Additionally, it establishes a firm deadline of December 15, 2025, for completing all necessary regulatory filings (e.g., SEC filings, FINRA submissions, and Nasdaq notifications) to facilitate the dividend distribution by December 31, 2025.

The Amendment also confirms the specific share counts for the exchange: iQSTEL will issue 151,058 shares of its common stock to Cycurion, and Cycurion will issue 3,866,976 shares of its common stock to iQSTEL, each with an aggregate value of $1,000,000, as determined under the valuation methodology in Section 1.3 of the Original Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Original Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 3, 2025, both of which are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

After approval by a majority of the Company’s stockholders (the “Majority Consenting Stockholders”) of an amendment to the Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”), Cycurion filed the Charter Amendment with the Delaware Secretary of State on September 29, 2025. The Charter Amendment increases the number of authorized shares of common stock of the Company from 100,000,000 to 300,000,000 shares of common stock and allows the Company to effect reverse stock splits of the Company’s shares of common stock.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 28, 2025, the Majority Consenting Stockholders of the Company’s issued and outstanding common stock and preferred voting stock of record (which includes the Series A, C, E, F and G Convertible Preferred Stock) as of August 13, 2025 (the “Record Date”) approved certain actions by written consent (“Written Consent”). As of the Record Date, there were 51,700,173 shares of common stock issued and outstanding and 114,851 shares of preferred voting stock (which convert into 17,430,424 shares of common stock). As of the Record Date, the Majority Consenting Stockholders held 17,908,343 shares of common stock and 114,851 shares of preferred voting stock (which convert into 17,430,424 shares of Common Stock), and therefore held 35,338,767 shares of voting stock out of the 69,130,597 shares of voting stock issued and outstanding, or 51.11% of the voting stock. Pursuant to the Written Consent, the Majority Consenting Stockholders:

(1)	elected six directors, L. Kevin Kelly, Emmit McHenry, Peter Ginsberg, Reginald S. Bailey, Sr., Kevin E. O’Brien and Irving Minnaker, to the Company’s board of directors until the annual meeting of stockholders to be held in 2026;
(2)	ratified the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025;
(3)	approved, on an advisory, non-binding basis, the compensation of our named executive officers;
(4)	recommended, on a non-binding basis, a one-year frequency of future advisory votes on compensation of named executive officers;
(5)	approved the Charter Amendment to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000;
(6)	approved the Charter Amendment to effect one or more reverse stock splits of our shares of common stock at a reverse stock split ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive; and
(7)	increased the number of authorized shares issuable under the 2025 Equity Incentive Plan from 10,000,000 to 25,000,000 shares of common stock.

The Company filed a preliminary Information Statement on Schedule 14C on August 28, 2025 and a definitive Information Statement on Schedule 14C on September 9, 2025 (the “DEF 14C”) with the U.S. Securities and Exchange Commission with respect to the matters described above and approved by the Majority Consenting Stockholders. Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the matters set forth above are effective twenty (20) days after the DEF 14C was mailed to stockholders of the Company. The Company completed such mailing of the DEF 14C on September 9, 2025, thereby making the matters set forth effective on September 29, 2025, under Exchange Act Rule 14c-2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Amendment to the Second Amended and Restated Certificate of Incorporation
10.1	Amendment to Stock-for-Stock Exchange Agreement, dated September 26, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date: September 29, 2025	By:	/s/ L. Kevin Kelly
	Name: Title:	L. Kevin Kelly Chief Executive Officer